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                                                                  EXHIBIT 10.183

                                                               EXECUTION VERSION

                           SECOND AMENDED AND RESTATED
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

This Agreement ("Assignment Agreement") is made the 25th day of January, 2006, by and among Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), and the Pokagon Band of Potawatomi Indians (the "Band").

                                   WITNESSETH:

     WHEREAS, the Band and Lakes entered into a Development Agreement dated as of July 8, 1999 (the "1999 Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "1999 Management Agreement"; collectively, with the 1999 Development Agreement, the "1999 Agreements"), pursuant to which the Band engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the 1999 Development Agreement, the "Facility"); and

     WHEREAS, pursuant to the 1999 Development Agreement, Lakes agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in the 1999 Development Agreement; and

     WHEREAS, pursuant to the 1999 Management Agreement, Lakes agreed to manage the Facility on the terms set out in the 1999 Management Agreement; and

     WHEREAS, Lakes assigned its rights and obligations under the 1999 Agreements to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000 (the "Assignment and Assumption Agreement"), subject to the terms and conditions set out in the Assignment and Assumption Agreement; and

     WHEREAS, the 1999 Agreements were amended and restated by a First Amended and Restated Development Agreement dated as of October 16, 2000 and by a First Amended and Restated Management Agreement dated as of October 16, 2000; and

     WHEREAS, Great Lakes, Lakes and the Band entered into a Second Amended and Restated Development Agreement dated as of December 22, 2004 (the "Second Amended

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and Restated Development Agreement") and a Second Amended and Restated
Management Agreement dated as of December 22, 2004 (the "Second Amended and Restated Management Agreement"; collectively, the "Second Amended and Restated Agreements"); and

     WHEREAS, in connection and simultaneously with the execution of the Second Amended and Restated Agreements, the parties amended the Assignment and Assumption Agreement by virtue of a First Amendment to Assignment and Assumption Agreement dated as of December 22, 2004; and

     WHEREAS, Great Lakes, Lakes and the Band have entered into a Third Amended and Restated Development Agreement dated as of January 25, 2006 (the "Third Amended and Restated Development Agreement") and a Third Amended and Restated Management Agreement dated as of January 25, 2006 (the "Third Amended and Restated Management Agreement", collectively with the Third Amended and Restated Management Agreement and as such may be further amended, restated, substituted or modified, the "Third Amended and Restated Agreements"); and

     WHEREAS, the parties wish to amend and restate the Assignment and Assumption Agreement to reflect the execution of the Third Amended and Restated Agreements as provided below;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Recitals True. The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Third Amended and Restated Development Agreement or the Third Amended and Restated Management Agreement shall have the same meaning herein as therein.

3. Assignment of Lakes' Rights Under the Obligations. Lakes grants, bargains, sells, conveys, assigns and transfers to Great Lakes, without recourse, all of Lakes' right, title and interest, legal and equitable, in, to and under the Third Amended and Restated Agreements, the Lakes Loans and all related documentation, including, without limitation, the documents listed on the attached Schedule A (the "Related Documents," collectively, with the Third Amended and Restated Agreements and the Lakes Loans, the "Obligations").

4. Transfer of Lakes Notes. Lakes agrees to endorse the Lakes Notes in favor of Great Lakes. Great Lakes agrees that it is the assignee of the Lakes Notes, but not


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     a holder in due course.

5. Assignment of Account. Lakes hereby assigns and transfers to Great Lakes all rights of Lakes in and to the Account and all cash, financial assets and investment property in the Account, subject to the Band's first perfected security interest, and agrees that the Account shall secure all obligations of Great Lakes and Lakes to the Band in accordance with the terms of the Pledge and Security Agreement and the Control Agreement.

6. Assumption of Obligations. Great Lakes accepts the assignment of Lakes' rights and obligations under the Obligations. Great Lakes assumes and agrees to perform and discharge all of the obligations and liabilities of Lakes arising under or relating to the Obligations in accordance with the terms thereof, as if Great Lakes had originally been a party thereto. The liabilities so assumed by Great Lakes include any obligations or liabilities of Lakes which have accrued under the Obligations as of the date hereof, as well as those subsequently accruing. All references to Lakes in the Obligations shall, except as set out in a certain Amendment of Account Control Agreement dated as of October 16, 2002 and as further amended by Second Amendment dated as of December 22, 2004, and a Third Amended and Restated Account Control Agreement dated as of January 25, 2006, or in an Amendment to Pledge and Security Agreement dated as of October 16, 2000 and as further amended by Second Amendment dated as of December 22, 2004 and a Third Amended and Restated Pledge and Security Agreement dated as of January 25, 2006, be deemed to refer to Great Lakes; except that references in the Third Amended and Restated Agreements or in any related documents dated on or about January 25, 2006, to Great Lakes and Lakes, respectively, shall refer to the respective entity so named.

7. Band Consent. The Band consents to the assignments and assumptions made under this Assignment Agreement, recognizes Great Lakes as a substituted party under the Obligations (except to the extent provided in Section 15.20 of the Third Amended and Restated Development Agreement and Section 18.23 of the Third Amended and Restated Management Agreement), and agrees that Great Lakes shall be a party to such Obligations to the same extent as if Great Lakes had originally been a party thereto; without prejudice, however, to Lakes' continued obligations to the Band under the Obligations as provided in the Third Amended and Restated Agreements, its Guaranty, the Control Agreement, as the same has been and may be amended, the Pledge and Security Agreement, as the same has been and may be amended, and this Assignment Agreement.

8. Release of Lakes. The Band releases and forever discharges Lakes of any and all liabilities or obligations under the Obligations except as specifically set out in


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     Section 15.20 of the Third Amended and Restated Development Agreement and
     Section 18.23 of the Third Amended and Restated Management Agreement, and, except as provided in such sections, agrees to look solely to Great Lakes for performance of all obligations of Lakes under the Obligations; conditioned on, however, the execution by Lakes and LG&R of the unlimited guarantee attached hereto as Exhibit B (the "Guarantee"), as amended, and without prejudice to the Band's rights under such Guarantee, under the Third Amended and Restated Agreements, under the Control Agreement, as the same has been and may be amended, the Pledge and Security Agreement, as the same has been and may be amended, or under this Assignment Agreement.

9. Release of the Band. Lakes agrees that, given the assignment of its rights under the Obligations to Great Lakes, Lakes has and shall have no claims against the Band under or relating to such Obligations; reserving, however, any rights or remedies, if any, which (a) Lakes may now have or may in the future acquire under the Indemnity Agreement, (b) Lakes may in the future acquire under the specific provisions of the Obligations, or (c) Lakes or LG&R may have under this Assignment Agreement or the Guarantee.

10. Lakes Continuing Obligations. Notwithstanding any other provision of this Agreement, Lakes shall continue to be a Hazardous Waste Indemnitee under
     Section 4 of the Third Amended and Restated Indemnity Agreement between the Band and Lakes dated as of January 25, 2006 and shall have the benefit of, and be bound by, Sections 4, 6, 7, 8, 9 and 10 of that Indemnity Agreement.

11. Sovereign Immunity. Lakes agrees that all claims and causes of action it may in the future have against the Band, whether at law, in tort or otherwise, shall be subject to the Band's sovereign immunity, unless specifically waived by the Band in writing after the date of this Assignment Agreement or, as to disputes under this Assignment Agreement or under the Third Amended and Restated Agreements, as provided in such agreements. Lakes shall, upon the execution of this Assignment Agreement, no longer have the benefit of any limited waiver of sovereign immunity provided in the Obligations except, as to the Third Amended and Restated Agreements, the Control Agreement, as amended, and the Pledge and Security Agreement, as amended, as provided in such agreements. Nothing in this Assignment Agreement waives or prejudices any rights Lakes or LG&R may have under the terms of their Guaranty, or affects any limited waiver of sovereign immunity in such Guaranty.

12.  Covenants and Representations of Lakes and Great Lakes

     a.   This Assignment Agreement constitutes the legal, valid and binding


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          obligation of Great Lakes and Lakes, and is fully enforceable in accordance with its terms.

     b. The Obligations constitute the legal, valid and binding obligation of Great Lakes, and are fully enforceable in accordance with their terms.

     c. The Guaranty constitutes the legal, valid and binding obligation of Lakes and LG&R, and is fully enforceable in accordance with their terms

     d. Neither the execution or delivery of this Assignment Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Lakes or Great Lakes under any agreement or instrument to which either of them is now a party or by which either of them is or may in the future be bound.

     e. The fulfillment of and compliance with the terms and provisions of the Obligations will not conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Great Lakes under any agreement or instrument to which it is now a party or by which it is or may in the future be bound.

     f. The Band has, and shall have until the termination of the Pledge and Security Agreement in accordance with Section 15 thereof, a first perfected security interest in the Account.

13.  Covenants and Representations of the Band

     a. This Assignment Agreement constitutes the legal, valid and binding obligation of the Band, and is fully enforceable in accordance with its terms.

     b. Neither the execution or delivery of this Assignment Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Band under any agreement or instrument to which it is now a party or may in the future be bound.

14. Further Assurances. From time to time hereafter, Lakes, Great Lakes and/or the


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     Band will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Assignment Agreement.

15. Governing Law; Severability. This Assignment Agreement shall be interpreted in accordance with the law of Michigan. Wherever possible each provision of this Assignment Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Assignment Agreement shall be prohibited by, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment Agreement.

16. Amendments, Assignments, Etc. Any provision of this Assignment Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. Great Lakes may not further assign its rights and obligations hereunder and under the Obligations without the written consent of the Band.

17. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Assignment Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

18. Notices. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Lakes and with copies as set forth in Section 15.4 of the Third Amended and Restated Development Agreement. Notice to the Band shall be given as provided in Section 15.4 of the Third Amended and Restated Development Agreement. Any notice or demand so mailed shall be deemed received on the date of actual receipt, on the third business day following mailing as herein set forth or one day following delivery to a courier service, whichever first occurs.

19. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement shall be subject to arbitration as provided in Section 14.2 of the Third Amended and Restated Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Agreement. The Band's limited waiver of sovereign


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     immunity in Sections 14.1 and 14.3 of the Third Amended and Restated
     Development Agreement shall apply to this Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in Section 14.3(h) of the Third Amended and Restated Development Agreement.

20. Ratification. Great Lakes, the Band, and Lakes each ratify and confirm the Obligations.

21. Amendment and Restatement. This Second Amended and Restated Assignment and Assumption Agreement amends and restates in its entirety the Assignment and Assumption Agreement between Great Lakes, Lakes and the Band dated as of October 16, 2000 and by a first amendment dated as of December 22, 2004 (collectively, the "Prior Assignment Agreement"). Nothing herein shall be construed to impair or discharge the Prior Assignment Agreement. To the extent that the terms and provisions of the Prior Assignment Agreement may conflict with or be inconsistent with the terms and provisions of this Second Amended and Restated Assignment and Assumption Agreement, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Assignment and Assumption Agreement to be executed as of the day first above written.

                                        GREAT LAKES GAMING OF MICHIGAN, LLC


                                        By: /s/ Timothy J. Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                            Its President


                                        LAKES ENTERTAINMENT, INC., f/k/a Lakes
                                        Gaming, Inc.


                                        By: /s/ Timothy J. Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                            Its President


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                                        THE POKAGON BAND OF POTAWATOMI INDIANS


                                        By: /s/ John Miller
                                            ------------------------------------
                                            Its Council Chairman


                                        By: /s/ Daniel Rapp
                                            ------------------------------------
                                            Its Secretary


Seen and agreed:

                                        LAKES GAMING AND RESORTS, LLC


                                        By: /s/ Timothy J. Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                            Its President


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                                   SCHEDULE A
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

1.   Third Amended and Restated Development Agreement

2.   Third Amended and Restated Management Agreement

3.   Third Amended and Restated Lakes Development Note dated as of January 25,
     2006

4.   Third Amended and Restated Transition Loan Note dated as of January 25,
     2006

5. Third Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of January 25, 2006

6. Third Amended and Restated Account Control Agreement dated as of January 25, 2006

7. Third Amended and Restated Pledge and Security Agreement dated as of January 25, 2006

8. Guaranty by Pokagon Properties, LLC ("Pokagon Properties") in favor of Lakes dated March 9, 2000

9. Mortgage covering properties in Berrien County, Michigan dated March 9, 2000 executed by Pokagon Properties in favor of Lakes, as amended

10. Mortgage covering properties in VanBuren County, Michigan dated March 9, 2000 executed by Pokagon Properties in favor of Lakes, as amended

11. Mortgage covering properties in Cass County, Michigan dated September 25, 2000 executed by Pokagon Properties in favor of Lakes, as amended


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